Exhibit 3.1.14

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                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
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                   ARTICLES OF AMENDMENT-DOMESTIC CORPORATION
                                  (15 Pa.C.S.)

---------------              x     Business Corporation   (ss 1915)
   2072587                -------
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                          -------  Nonprofit Corporation  (ss 5915)


-------------------------------------         DOCUMENT WILL BE RETURNED TO THE
Name                                          NAME AND ADDRESS YOU ENTER TO
RETURN TO CSC                                 THE LEFT.
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Address                                 <---------

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City          State     Zip Code

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Fee: $52                        ------------------------------------------------
...........                      Filed in the Department of State on MAY 14, 2002
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                                ACTING


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                                          Secretary of the Commonwealth

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     In compliance with the requirements of the applicable  provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

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1. The Name of the corporation is:

USA TECHNOLOGIES, INC.
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2.   The (a) address of this  corporation's  current  registered  office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street         City     State     Zip      County
200 PLANT AVENUE              WAYNE     PA       19087    DELAWARE
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(b) Name of Commercial Registered Office Provider         County
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3.   The statute by or under which it was incorporated:

                                   PENNSYLVANIA BUSINESS CORPORATION LAW OF 1988
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4.   The date of its incorporation: JANUARY 16, 1992
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5.   CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING:

 X    The amendment shall be effective upon filing these Articles of Amendment
----  in the Department of State.



----  The amendment shall be effective on:__________at_____________
                                            Date          Hour

PA. DEPT OF STATE

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
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6.   CHECK ONE OF THE FOLLOWING:

 X   The amendment was adopted by the shareholders or members pursuant to
     15 Pa.C.S. ss 1914(a) and (b) or ss 5914(a).
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     The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.
     ss 1914(c) or ss 5914(b).
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7.   CHECK AND IF APPROPRIATE, COMPLETE ONE OF THE FOLLOWING:

     The amendment adopted by the corporation, set forth in full, is as follows
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 X    The amendment adopted by the corporation is set forth in full in Exhibit
----  A attached hereto and made a part hereof.

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8.   CHECK IF THE AMENDMENT RESTATES THE ARTICLES:

     The restated Articles of Incorporation supersede the original articles and all amendments thereto.
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                                  IN TESTIMONY WHEREOF, the undersigned
                                  corporation has caused these Articles of Amendment to be signed by a duly authorized thereof this

                                    14TH   day   of    MAY
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                                   2002
                                  ------.

                                            USA TECHNOLOGIES, INC.
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                                             Name of Corporation

                                          /s/ George R. Jensen, Jr.
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                                          George R. Jensen (Signature)
                                          Chief Executive Officer
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                                                     Title

                                  EXHIBIT "A"
                                     TO THE
                          ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                             USA TECHNOLOGIES, INC.


     Paragraph   (A)  CLASSES  OF  STOCK  of  Article  4  of  the   Articles  of
Incorporation of the Company shall be amended and restated to read in full as follows:

                    "(A)" CLASSES OF STOCK. The aggregate number of shares which the corporation shall have the authority to issue is 151,800,000 shares, divided into 150,000,000 shares of Common Stock, without par value, and 1,800,000 shares of Series Preferred Stock, without par value."